UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 8, 2019

ADDUS HOMECARE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34504	20-5340172
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6801 Gaylord Parkway, Suite 110, Frisco, TX	75034
(Address of Principal Executive Offices)	(Zip Code)

(469) 535-8200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure

On April 8, 2019, Addus HomeCare Corporation (the “Company”) issued a press release announcing the hiring of Sean P. Gaffney as the Company’s Executive Vice President and Chief Legal Officer, effective April 29, 2019, the text of which is set forth as Exhibit 99.1.

Item 8.01.	Other Information

On April 4, 2019, Addus HealthCare, Inc. (“Addus HealthCare”), a wholly-owned subsidiary of the Company, entered into an Employment and Non-Competition Agreement with Sean Gaffney effective April 29, 2019, the full text of which is set forth as Exhibit 99.2.

Mr. Gaffney brings over 15 years of experience in strategic advisory and legal transactions involving healthcare providers to the Company. He most recently served as General Counsel for Encompass Health – Home Health & Hospice, the fourth largest U.S. provider of skilled home health services. As General Counsel of Encompass, he consulted with the company’s board of directors and senior management team on a wide range of strategic matters, including transaction strategy and execution, legal risk mitigation and regulatory and government relations issues. Before joining Encompass, Mr. Gaffney served as the Executive Vice President of Corporate Development, General Counsel and Secretary of BroadJump, LLC, a software start-up producing innovative hospital cost-reduction technology.

Mr. Gaffney earned a bachelor’s degree from The University of Dallas and a law degree from Boston University School of Law, where he was a G. Joseph Tauro Scholar and served as managing editor of the Boston University International Law Journal. He is a member of the State Bar of Texas and the Association of Technology Law Professionals.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

99.1	Press Release of Addus HomeCare Corporation dated April 8, 2019.

99.2	Employment and Non-Competition Agreement, effective April 29, 2019, by and between Addus HealthCare, Inc. and Sean Gaffney.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADDUS HOMECARE CORPORATION

Dated: April 8, 2019	By:	/s/ Brian Poff
	Name:	Brian Poff
	Title:	Chief Financial Officer